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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5550

The Alger Capital Appreciation Portfolio
(Exact name of registrant as specified in charter)

360Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER PORTFOLIOS

Alger Capital Appreciation Portfolio

ANNUAL REPORT

DECEMBER 31, 2017

Table of Contents

ALGER CAPITAL APPRECIATION PORTFOLIO

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	7
Portfolio Summary (Unaudited)	8
Schedule of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	34
Additional Information (Unaudited)	36

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Shareholders’ Letter (Unaudited) December 31, 2017

Dear Shareholders,

After a Noteworthy Year, Equities Are Poised for Additional Gains
Calendar year 2017 was remarkable on three fronts. First, the strong bull market continued, with equities in the U.S. and many countries generating impressive gains. Second, a rare convergence of developments, including a strong pro-business climate in Washington,
D.C., that resulted in dramatic tax cuts for businesses and many individuals, supported expectations of corporate earnings growth. Third, a variety of factors created what we believe is a virtuous cycle that is likely to support additional equity gains.

The Bull Market Advances
From the market low of 2009 to the start of 2017, the S&P 500 Index produced an impressive 290.73% cumulative return. The S&P 500’s considerable 21.83% return in 2017 brought the index’s post-Great Recession gain to 376.04% as of the end of the reporting period. In 2017 growth equities led with the S&P 500 Growth Index advancing 27.44%
compared to the 15.36% return of the S&P 500 Value Index. The outperformance was equally spectacular for the 10-year period ended December 31, 2017, with the 159% gain of the S&P 500 Growth Index outpacing the 93.13% return of its value-focused counterpart.
We have explored this trend in considerable depth in our Market Update “A New Perspective on Growth Versus Value”, which is available on Alger.com.

Looking beyond the U.S., emerging markets in 2017 advanced 37.76%, as measured by the MSCI Emerging Markets Index. In addition to outperforming U.S. equities, emerging markets trounced international developed markets as illustrated by the 25.62% return of the
MSCI World Index.

The Economic Recovery Continues
Investors reacted favorably to the following economic data during the year:

• The U.S. Consumer Confidence Index strengthened and hit a 17-year high of 128.6 in November.
• Unemployment declined to 4.1%, the lowest level since 2000 as the labor market continued to create jobs. Jobs have been created during 86 consecu-
tive months, an all-time record.
• The Conference Board’s Leading Economic Index (LEI) hit a record high of
130.9 in November, the most recent month for which data is available. The
LEI is based on a variety of economic data and is part of the Conference
Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
Investor sentiment was also supported by anticipation that economic expansion in 2017 would reach 184 out of 197 countries, a feat that hasn’t occurred since at least 1980, according to the International Monetary Fund. The organization estimates that the number of countries experiencing growth will increase to 192 over the next two years. Widespread economic growth coupled with a recovery in commodity prices, a relatively weak U.S. dollar, and growing currency reserves helped drive the strong returns of emerging markets.

The Far Reach of Tax Reform and Corporate Fundamentals
In late December, U.S. legislation was signed into law that slashed the corporate tax rate from 35% to 21% while accelerating depreciation schedules and providing incentives for businesses to repatriate profits. The anticipation of tax reform and the eventual adoption of the legislation resulted in investors increasing their expectations of corporate earnings.
This was particularly noticeable in the Consumer Discretionary sector, which typically faces relatively high effective tax rates. We maintain that tax reform combined with a strengthening consumer supported the Consumer Discretionary sector, which was the third-strongest performer within the S&P 500. While tax reform and economic growth supported the overall outlook for equities, other factors, such as strengthening corporate fundamentals, provided a boost to the top performing Information Technology sector as well as the Health Care, Materials, and Financials sectors.

Regarding corporate fundamentals, it appears that the fourth quarter will be the sixth consecutive quarter of S&P 500 earnings growth. In addition, as of the end of the third quarter, S&P 500 companies held $1.63 trillion in cash, another all-time record.

Investors’ increased emphasis on corporate fundamentals also resulted in a substantial rotation out of equities that offer high dividend yields, with the Telecommunication Services sector performing worst. Price competition in wireless services also adversely impacted the sector. The Real Estate and Utilities sectors, which are also characterized as having high dividend yielding companies, also fared poorly and produced the third- and fourth-worst results, respectively.

The Legacy of 2017: A Virtuous Cycle Surfaces
The Conference Board Measure of CEO Confidence ended 2017 at a fairly high level of
63, a result, we believe, of certainty about tax reform and optimism that Washington will further its pro-growth agenda by rolling back regulations. We strongly believe that high levels of innovation, widespread global economic growth, economic stimulus resulting from tax reform and the positive impact of lower statutory business tax rates will result in S&P
500 earnings increasing 15% to 20% in 2018.

High levels of business optimism combined with stronger after-tax earnings and robust balance sheets are likely to sustain an ongoing acceleration in capital expenditures and investment in research and development as corporations seek to boost productivity. In the process, business investment may potentially become the primary driver of U.S. GDP growth acceleration. The resulting increase in productivity among corporations is also likely to support the U.S. economy. As a result, we believe nominal 2018 GDP growth could reach 5%, which would be the highest level for at least the past 10 years and substantially above the nominal annualized growth rate of 4% for the first three quarters of 2017. The virtuous cycle of earnings growth, a strong economy, and an increased level of corporate investments, we believe, will support equity gains this year.

Additional Reasons for Optimism
The LEI is also encouraging. The index, which hit a record high in the fourth quarter of
2017, typically leads earnings growth by six to 18 months. We believe that the index implies that the bull market has considerable room to run.i Some observers have opined that equity returns may struggle as the Federal Reserve raises the benchmark Fed Funds rate to prevent the economy from overheating. We note that equities have historically produced positive returns during Fed Fund rate increases and that bear markets typically do not manifest until after the Fed stops raising rates. We believe that the Fed is in the early stages of rate increases, which implies that central bank policies are unlikely to trigger a bear market in the foreseeable future. The Fed can also take a very measured approach to raising rates because labor dynamics are helping to minimize wage pressure—retiring baby boomers are being replaced by younger, lower income employees and globalization is providing a pool of low-
cost workers. Price transparency resulting from online shopping is also dampening inflation.

Finally, we believe historically high levels of innovation will continue to allow leading companies to grow their earnings by creating new products and services that can capture market share from businesses that fail to embrace change. The internet, for example, has resulted in explosive growth in online retailing, social media, and digital marketing. Yet that is only a small component of the technology story, which is permeating virtually every industry. In just a few examples, artificial intelligence has made nurses 30% to 50% more efficient while autonomous vehicles have cut time required to stock warehouses by 30%.
In the Utilities sector, machine learning has increased energy production through existing assets by 20%.

We also have optimism about emerging markets, which are likely to continue to benefit from synchronized global economic growth. We continue to believe a 10% to 12% price-
to-earnings multiple discount is appropriate for an emerging markets to developed markets comparison. At year-end, the discount was approximately 25%. We also believe that a potential increase in interest rates could spell the end of the bull market for bonds and trigger a large rotation from fixed income and cash assets into equities.

Managing Expectations
December was the 14th consecutive month to produce market gains, which is highly unusual, and could indicate that investor enthusiasm may be strengthening faster than corporate fundamentals. We believe investors should have realistic expectations and anticipate that equities may experience a temporary dip this year. Strong corporate fundamentals, we believe, are likely to cause a market decline to be only temporary and potentially support further equity gains over the long term. A potential market decline could therefore provide an attractive opportunity for buying equities at lower valuations.

A Closing Statement
We believe that expectations for many equities already reflect improved after-tax earnings as many companies with higher tax rates outperformed in 2017. In our view, some of the most compelling opportunities being created by tax reform are companies that provide technology and other equipment to corporations. Such companies can potentially benefit from increased business investment. At Alger, our analysts are experienced sector specialists and some have worked within the industries that they cover. Their sector expertise, we believe, allows them to conduct in-depth research to find companies that are well positioned to benefit from increased corporate investing, innovation, and the other large-scale changes that are quickly transpiring across the globe.

Portfolio Matters
Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio generated a 31.08% return for the fiscal 12-month period ended December 31, 2017, compared to the 30.21% return of its benchmark, the
Russell 1000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Industrials. The Information Technology and Financials
sectors provided the greatest contributions to relative performance while Industrials and
Health Care were among sectors that detracted from results.

Amazon.com, Inc.; Apple, Inc.; Facebook, Inc., Cl. A; Microsoft Corp.; and Alphabet, Inc.,
Cl. C. were the top contributors to performance. Apple is a leading technology provider in telecommunications, computing, and related services. Apple’s iOS operating system drives extremely close engagement with consumers and enterprises. Apple shares contributed to performance as a result of healthy growth in the company’s customers as individuals and businesses have continued to embrace the iOS ecosystem. Investor excitement about the company’s introduction of the new iPhone X also supported performance of Apple stock.

Conversely, Anadarko Petroleum Corp.; CBS Corp. Cl. B; HD Supply Holdings, Inc.; Celgene
Corp.; and Newell Brands, Inc. were the top detractors from results. HD Supply Holdings is an industrial distributor in North America. Investors started 2017 with enthusiasm about the potential for the company to benefit directly from President Trump’s proposals to provide infrastructure-oriented fiscal spending. However, as the year progressed, implementation of that legislative agenda appeared challenging, which hurt the performance of HD Supply shares.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
_______________________________

i Alger “Winter 2018 Capital Markets: Observations and Insights.” Productivity Picks Up.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Capital Appreciation Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.
Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the
Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2017. Securities mentioned in the Shareholders’
Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the 12-month fiscal period.

A Word About Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.
Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Portfolios that participate in leveraging, such as Alger Capital Appreciation, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, Portfolio net asset values can decrease more quickly than if a Portfolio had not borrowed. For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the
Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• The S&P 500 Index is an unmanaged index generally representative of the
U.S. stock market without regard to company size.
• The S&P 500 Growth Index is an index consisting of stocks within the S&P
500 Index that exhibit strong growth characteristics.
• The S&P 500 Value Index is an index consisting of stocks within the S&P
500 Index that exhibit strong value characteristics.
• The MSCI Emerging Markets Index is a free float-adjusted market capital-
ization index that is designed to measure equity market performance in the global emerging markets.
• The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets coun-
tries.
• The U.S. Consumer Confidence Index is an indicator designed to measure consumer confidence, which is defined as the degree of optimism about the state of the economy that consumers are expressing through savings and spending.
• The Conference Board’s Leading Economic Index is based on a variety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• The Conference Board Measure of CEO Confidence is based on a survey of approximately 100 CEOs in a wide variety of industries. It details Chief
Executives' attitudes and expectations regarding the overall state of the econ-
omy as well as their own industry.
• The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

ALGER CAPITAL APPRECIATION PORTFOLIO
Fund Highlights Through December 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital
Appreciation Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2017. Figures for the Alger Capital Appreciation Portfolio Class
I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for Alger Capital
Appreciation Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	1/25/1995
Class I-2 (Inception 1/25/95)	31.08%	16.56%	9.14%	13.29%
Class S (Inception 5/1/02)(i)	30.74%	16.24%	8.83%	13.01%
Russell 1000 Growth Index	30.21%	17.33%	10.00%	9.63%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current perfor-
mance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.
com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.
(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

PORTFOLIO SUMMARY†
December 31, 2017 (Unaudited)

Alger Capital Appreciation
SECTORS/SECURITY TYPES	Portfolio
Consumer Discretionary	17.8%
Consumer Staples	1.7
Energy	1.8
Financials	9.0
Health Care	12.1
Industrials	7.8
Information Technology	41.9
Materials	5.1
Real Estate	2.3
Telecommunication Services	0.4
Total Equity Securities	99.9
Short-Term Investments and Net Other Assets	0.1
100.0%

† Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER CAPITAL APPRECIATION PORTFOLIO
Schedule of Investments December 31, 2017

COMMON STOCKS—96.5%	SHARES	VALUE
AEROSPACE & DEFENSE—0.8%
General Dynamics Corp.	10,079	$2,050,573
The Boeing Co.	7,967	2,349,548
		4,400,121
AIR FREIGHT & LOGISTICS—0.6%
FedEx Corp.	13,250	3,306,405
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
adidas AG	8,835	1,766,836
PVH Corp.	19,421	2,664,755
		4,431,591
APPLICATION SOFTWARE—3.7%
Adobe Systems, Inc. *	25,907	4,539,943
Autodesk, Inc. *	44,645	4,680,135
salesforce. com, Inc. *	99,573	10,179,348
		19,399,426
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
BlackRock, Inc. , Cl. A	4,882	2,507,932
WisdomTree Investments, Inc.	154,008	1,932,801
		4,440,733
AUTO PARTS & EQUIPMENT—0.5%
Aptiv PLC.	28,662	2,431,397
BIOTECHNOLOGY—4.6%
AbbVie, Inc.	34,632	3,349,261
ACADIA Pharmaceuticals, Inc. *	35,709	1,075,198
BioMarin Pharmaceutical, Inc. *	22,344	1,992,415
Celgene Corp. *	43,686	4,559,071
Clovis Oncology, Inc. *	12,669	861,492
Exact Sciences Corp. *	36,730	1,929,794
Sarepta Therapeutics, Inc. *	37,075	2,062,853
Vertex Pharmaceuticals, Inc. *	51,495	7,717,041
		23,547,125
BROADCASTING—0.9%
CBS Corp. , Cl. B	81,836	4,828,324
CABLE & SATELLITE—1.5%
Charter Communications, Inc. , Cl. A*	3,973	1,334,769
Comcast Corp. , Cl. A	160,164	6,414,568
		7,749,337
COMMUNICATIONS EQUIPMENT—0.1%
Palo Alto Networks, Inc. *	3,650	529,031
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.6%
Caterpillar, Inc.	19,966	3,146,242
CONSTRUCTION MATERIALS—1.2%
Vulcan Materials Co.	48,262	6,195,393
CONSUMER FINANCE—0.2%
LendingClub Corp. *	250,518	1,034,639

THE ALGER PORTFOLIOS | ALGER CAPITAL APPRECIATION PORTFOLIO
Schedule of Investments December 31, 2017 (Continued)

COMMON STOCKS—96.5% (CONT. )	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—3.9%
Visa, Inc. , Cl. A	175,270	$19,984,285
DIVERSIFIED BANKS—3.8%
Bank of America Corp.	418,047	12,340,747
Citigroup, Inc.	41,781	3,108,924
JPMorgan Chase & Co.	36,616	3,915,715
		19,365,386
DIVERSIFIED CHEMICALS—0.6%
DowDuPont, Inc. *	42,661	3,038,316
DIVERSIFIED SUPPORT SERVICES—0.5%
Cintas Corp.	16,475	2,567,299
FINANCIAL EXCHANGES & DATA—2.1%
Intercontinental Exchange, Inc.	107,385	7,577,086
S&P Global, Inc.	19,031	3,223,851
		10,800,937
FOOD DISTRIBUTORS—0.3%
US Foods Holding Corp. *	42,322	1,351,341
HEALTH CARE EQUIPMENT—2.6%
Boston Scientific Corp. *	109,386	2,711,679
Danaher Corp.	67,053	6,223,859
Intuitive Surgical, Inc.	5,703	2,081,253
Medtronic PLC.	32,721	2,642,221
		13,659,012
HOME ENTERTAINMENT SOFTWARE—0.5%
Electronic Arts, Inc. *	24,741	2,599,290
HOME IMPROVEMENT RETAIL—2.3%
The Home Depot, Inc.	62,333	11,813,974
HOTELS RESORTS & CRUISE LINES—0.5%
Norwegian Cruise Line Holdings Ltd. *	46,628	2,482,941
HOUSEWARES & SPECIALTIES—0.4%
Newell Brands, Inc.	69,343	2,142,699
HYPERMARKETS & SUPER CENTERS—0.9%
Wal-Mart Stores, Inc.	48,543	4,793,621
INDUSTRIAL CONGLOMERATES—2.6%
Honeywell International, Inc.	87,951	13,488,165
INDUSTRIAL GASES—1.4%
Air Products & Chemicals, Inc.	43,479	7,134,034
INDUSTRIAL MACHINERY—1.5%
Stanley Black & Decker, Inc.	45,589	7,735,997
INTERNET & DIRECT MARKETING RETAIL—9.3%
Amazon. com, Inc. *	36,900	43,153,443
Netflix, Inc. *	19,507	3,744,564
The Priceline Group, Inc. *	892	1,550,064
		48,448,071

THE ALGER PORTFOLIOS | ALGER CAPITAL APPRECIATION PORTFOLIO
Schedule of Investments December 31, 2017 (Continued)

COMMON STOCKS—96.5% (CONT. )	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—13.6%
Alibaba Group Holding Ltd. #*	78,493	$13,534,548
Alphabet, Inc. , Cl. C*	24,968	26,126,515
Altaba, Inc. *	50,222	3,508,007
Facebook, Inc. , Cl. A*	154,880	27,330,125
Palantir Technologies, Inc. , Cl. A*,@,(a)	41,286	237,394
		70,736,589
INVESTMENT BANKING & BROKERAGE—1.1%
Morgan Stanley	112,699	5,913,317
IT CONSULTING & OTHER SERVICES—0.4%
Cognizant Technology Solutions Corp. , Cl. A	30,910	2,195,228
LEISURE FACILITIES—0.4%
Vail Resorts, Inc.	9,526	2,023,989
LIFE SCIENCES TOOLS & SERVICES—0.7%
Illumina, Inc. *	12,931	2,825,294
Thermo Fisher Scientific, Inc.	4,091	776,799
		3,602,093
MANAGED HEALTH CARE—3.6%
Aetna, Inc.	20,345	3,670,035
UnitedHealth Group, Inc.	69,176	15,250,541
		18,920,576
OIL & GAS EQUIPMENT & SERVICES—0.7%
Halliburton Co.	79,219	3,871,433
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Pioneer Natural Resources Co.	33,371	5,768,177
PAPER PACKAGING—0.5%
International Paper Co.	46,640	2,702,322
PHARMACEUTICALS—0.4%
Bristol-Myers Squibb Co.	33,487	2,052,083
PROPERTY & CASUALTY INSURANCE—0.2%
The Progressive Corp.	22,717	1,279,421
RAILROADS—0.9%
Union Pacific Corp.	36,215	4,856,432
RESTAURANTS—1.2%
McDonald's Corp.	36,040	6,203,205
SEMICONDUCTOR EQUIPMENT—1.3%
Applied Materials, Inc.	131,421	6,718,242
SEMICONDUCTORS—5.4%
Broadcom Ltd.	54,591	14,024,428
Cavium, Inc. *	17,982	1,507,431
Microchip Technology, Inc.	80,107	7,039,803
Micron Technology, Inc. *	74,586	3,066,977
NVIDIA Corp.	11,488	2,222,928
		27,861,567
SPECIALTY CHEMICALS—1.4%
The Sherwin-Williams Co.	17,690	7,253,608

THE ALGER PORTFOLIOS | ALGER CAPITAL APPRECIATION PORTFOLIO
Schedule of Investments December 31, 2017 (Continued)

COMMON STOCKS—96.5% (CONT. )	SHARES	VALUE
SYSTEMS SOFTWARE—7.8%
Microsoft Corp.	402,000	$34,387,080
Red Hat, Inc. *	20,875	2,507,087
ServiceNow, Inc. *	26,612	3,469,939
		40,364,106
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.0%
Apple, Inc.	153,120	25,912,498
TOBACCO—0.5%
Philip Morris International, Inc.	25,003	2,641,567
TRADING COMPANIES & DISTRIBUTORS—0.2%
HD Supply Holdings, Inc. *	26,382	1,056,071
WIRELESS TELECOMMUNICATION SERVICES—0.4%
T-Mobile US, Inc. *	29,461	1,871,068
TOTAL COMMON STOCKS
(Cost $356,409,407)		500,648,724
PREFERRED STOCKS—0.4%	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc. , Cl. B*,@,(a)	168,373	968,145
Palantir Technologies, Inc. , Cl. D*,@,(a)	21,936	126,132
		1,094,277
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	20,889	1,199,655
TOTAL PREFERRED STOCKS
(Cost $1,933,273)		2,293,932
MASTER LIMITED PARTNERSHIP—0.7%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
The Blackstone Group LP.	118,241	3,786,077
(Cost $3,344,928)		3,786,077
REAL ESTATE INVESTMENT TRUST—2.3%	SHARES	VALUE
SPECIALIZED—2.3%
Crown Castle International Corp.	35,561	3,947,627
Equinix, Inc.	17,059	7,731,480
		11,679,107
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $10,338,499)		11,679,107
Total Investments
(Cost $372,026,107)	99.9%	$518,407,840
Unaffiliated Securities (Cost $372,026,107)		518,407,840
Other Assets in Excess of Liabilities	0.1%	572,714
NET ASSETS	100.0%	$518,980,554

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
* Non-income producing security.

THE ALGER PORTFOLIOS | ALGER CAPITAL APPRECIATION PORTFOLIO
Schedule of Investments December 31, 2017 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	12/31/2017
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	$676,595	0.14%	$1,199,655	0.23%
Palantir Technologies, Inc. , Cl. A	10/07/14	268,648	0.05%	237,394	0.05%
Palantir Technologies, Inc. , Cl. B	10/07/14	1,111,840	0.22%	968,145	0.19%
Palantir Technologies, Inc. , Cl. D	10/14/14	144,839	0.03%	126,132	0.02%
Total				$2,531,326	0.49%

Industry classifications are unaudited.
See Notes to Financial Statements.

ALGER CAPITAL APPRECIATION PORTFOLIO
Statement of Assets and Liabilities December 31, 2017

	Alger Capital
	Appreciation
	Portfolio
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedule of investments	$518,407,840
Cash and cash equivalents	1,277,326
Receivable for investment securities sold	3,343,088
Receivable for shares of beneficial interest sold	149,198
Dividends and interest receivable	158,653
Prepaid expenses	61,378
Total Assets	523,397,483

LIABILITIES:
Payable for investment securities purchased	1,614,653
Payable for shares of beneficial interest redeemed	2,310,059
Accrued investment advisory fees	360,017
Accrued transfer agent fees	14,494
Accrued distribution fees	10,574
Accrued administrative fees	12,223
Accrued shareholder administrative fees	4,445
Accrued other expenses	90,464
Total Liabilities	4,416,929
NET ASSETS	$518,980,554

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	356,452,965
Undistributed net investment income	215,605
Undistributed net realized gain	15,948,022
Net unrealized appreciation on investments	146,363,962
NET ASSETS	$518,980,554
* Identified cost	$372,026,107	(a)
See Notes to Financial Statements.

(a) At December 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$376,994,581, amounted to $141,413,259 which consisted of aggregate gross unrealized appreciation of $149,391,741 and aggregate gross unrealized depreciation of $7,978,482.

ALGER CAPITAL APPRECIATION PORTFOLIO
Statement of Assets and Liabilities December 31, 2017 (Continued)

Alger Capital
Appreciation
Portfolio
NET ASSETS BY CLASS:
Class I-2	$468,883,411
Class S	$50,097,143

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	5,673,644
Class S	633,076

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share Class I-2	$82.64
Class S — Net Asset Value Per Share Class S	$79.13
See Notes to Financial Statements.

ALGER CAPITAL APPRECIATION PORTFOLIO
Statement of Operations for the year ended December 31, 2017

Alger Capital
Appreciation
Portfolio
INCOME:
Dividends	$5,899,413
Interest from unaffiliated securities	32,581
Interest from affiliated securities – Note 11	107
Total Income	5,932,101

EXPENSES:
Advisory fees — Note 3(a)	4,455,772
Distribution fees — Note 3(c)
Class S	115,724
Shareholder administrative fees — Note 3(f)	55,009
Administration fees — Note 3(b)	151,276
Custodian fees	67,452
Interest expenses	10,634
Transfer agent fees and expenses — Note 3(f)	97,045
Printing fees	94,755
Professional fees	112,210
Registration fees	11,199
Trustee fees — Note 3(g)	23,264
Fund accounting fees	75,050
Miscellaneous	44,688
Total Expenses	5,314,078
NET INVESTMENT INCOME	618,023

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY:
Net realized gain on unaffiliated investments	59,569,970
Net realized (loss) on affiliated investments	(520,803)
Net realized (loss) on foreign currency transactions	(1,280)
Net change in unrealized appreciation on unaffiliated investments	88,432,308
Net change in unrealized appreciation on affiliated investments	85,513
Net realized and unrealized gain on investments and foreign currency	147,565,708
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$148,183,731
See Notes to Financial Statements.

ALGER CAPITAL APPRECIATION PORTFOLIO
Statements of Changes in Net Assets

	Alger Capital Appreciation Portfolio
	For the	For the
	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Net investment income	$618,023	$1,683,833
Net realized gain (loss) on investments and foreign currency	59,047,887	(1,059,292)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	88,517,821	(454,271)
Net increase in net assets resulting from operations	148,183,731	170,270

Dividends and distributions to shareholders from:
Net investment income:
Class I-2	(731,262)	(928,459)
Net realized gains:
Class I-2	(28,434,116)	(3,848,649)
Class S	(3,100,713)	(321,992)
Total dividends and distributions to shareholders	(32,266,091)	(5,099,100)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(115,794,419)	(76,834,423)
Class S	1,516,510	125,342
Net decrease from shares of beneficial interest transactions
— Note 6	(114,277,909)	(76,709,081)
Total increase (decrease)	1,639,731	(81,637,911)

Net Assets:
Beginning of period	517,340,823	598,978,734
END OF PERIOD	$518,980,554	$517,340,823
Undistributed net investment income	$215,605	$554,233
See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio			Class I-2
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$67.11	$67.42	$71.35	$73.41	$60.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.11	0.22	0.13	0.12	0.24
Net realized and unrealized gain on investments	20.76	0.13	4.37	10.04	20.99
Total from investment operations	20.87	0.35	4.50	10.16	21.23
Dividends from net investment income	(0.13)	(0.13)	(0.06)	(0.08)	(0.27)
Distributions from net realized gains	(5.21)	(0.53)	(8.37)	(12.14)	(8.36)
Net asset value, end of period	$82.64	$67.11	$67.42	$71.35	$73.41
Total return	31.08%	0.50%	6.19%	13.75%	35.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$468,883	$477,771	$559,298	$499,123	$464,465
Ratio of net expenses to average net assets	0.94%	0.94%	0.93%	0.94%	0.96%
Ratio of net investment income to average net assets	0.13%	0.33%	0.18%	0.16%	0.34%
Portfolio turnover rate	61.90%	89.78%	142.01%	143.20%	117.15%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio			Class S
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$64.50	$64.87	$69.08	$71.54	$59.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.09)	0.04	(0.06)	(0.08)	0.03
Net realized and unrealized gain on investments	19.93	0.12	4.22	9.76	20.49
Total from investment operations	19.84	0.16	4.16	9.68	20.52
Dividends from net investment income	–	–	–	–	(0.08)
Distributions from net realized gains	(5.21)	(0.53)	(8.37)	(12.14)	(8.36)
Net asset value, end of period	$79.13	$64.50	$64.87	$69.08	$71.54
Total return	30.74%	0.22%	5.91%	13.45%	34.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$50,097	$39,570	$39,681	$27,987	$19,750
Ratio of net expenses to average net assets	1.21%	1.21%	1.20%	1.21%	1.26%
Ratio of net investment income (loss) to average net
assets	(0.13)%	0.06%	(0.09)%	(0.11)%	0.04%
Portfolio turnover rate	61.90%	89.78%	142.01%	143.20%	117.15%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board
Accounting Standards Codification 946-Financial Services – Investment Companies. The
Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid
Cap Growth Portfolio, Alger SMid Cap Focus Portfolio (formerly Alger SMid Cap Growth
Portfolio), Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger
Balanced Portfolio (collectively the “Portfolios”). These financial statements include only
Alger Capital Appreciation Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio offers Class I-2 shares and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments of the Portfolio are valued on each day the New York
Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m.
Eastern Time).
Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Portfolio’s own assump-
tions in determining the fair value of investments)
The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level
1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional
Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for
Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board and comprised of representatives of the Fund’s investment adviser.
The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee meets at least quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.
The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolio will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in
U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

(e) Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses.
The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectuses. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31,
2017.
(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Dividends from net investment income, if available, are declared and paid annually.
Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the
Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences.
Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New
York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2015-2017. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of the Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: The fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended
December 31, 2017, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital
Appreciation
Portfolio(a)	0.810%	0.650%	0.600%	0.550%	0.450%	0.810%

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion to $3 billion, Tier 3 rate is paid on assets in between $3 billion to $4 billion, Tier 4 rate is paid on assets between $4 billion to $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.
(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the
Fund’s Fund Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.
(c) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of the Portfolio pay Fred Alger & Company, Incorporated, the Fund’s
distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the average daily net assets of the Class S shares of the Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the
Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Brokerage Commissions: During the year ended December 31, 2017, the Portfolio paid
Alger Inc. $54,808, in connection with securities transactions.
(e) Interfund Loans: The Portfolio and other funds advised by Alger Management may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the
Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of December 31, 2017.
During the year ended December 31, 2017, the Portfolio incurred interest expense of $10,319 and earned interfund interest income of $915 in connection with interfund loans which are included respectively in the interest expenses and interest income in the accompanying Statement of Operations.

(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

other related services. The Portfolio compensates Alger Management at the annual rate of
0.01% of the average daily net assets for these services.
(g) Trustee Fees: Each Independent Trustee receives a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger
Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger
Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, The
Alger Funds II and Alger Global Growth Fund, each of which is a registered investment company managed by Fred Alger Management, Inc. The Independent Trustee appointed as
Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the
Audit Committee receives a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
On December 12, 2017, the Board of Trustees approved the following increase in Trustee compensation. Effective January 1, 2018, each Independent Trustee receives a fee of
$28,000 for each board meeting attended, to a maximum of $112,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata by each fund in the
Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of
$2,750 for each Audit Committee meeting attended to a maximum of $11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management. For the year ended December 31, 2017, the Portfolio had no such purchases or sales.
(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of
Alger Management, the Distributor, or their affiliates.
NOTE 4 — Securities Transactions:
Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the year ended December 31, 2017, were as follows:

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$333,893,056	$467,228,052

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowings:
The Portfolio may borrow from its custodian on an uncommitted basis. The Portfolio pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offered
Rate. The Portfolio may also borrow from other funds advised by Alger Management, as discussed in Note 3(e). For the year ended December 31, 2017, the Portfolio had the following borrowings from its custodian and other funds.

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Portfolio	$583,765	1.85%

The highest amount borrowed from its custodian and other funds during the year ended
December 31, 2017, for the Portfolio was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Portfolio	$39,645,000

NOTE 6 — Share Capital:
The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the year ended December 31, 2017 and the year ended
December 31, 2016, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	DECEMBER 31, 2017		DECEMBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	789,951	$61,835,176	1,155,883	$75,361,544
Dividends reinvested	345,242	28,613,610	67,178	4,576,134
Shares redeemed	(2,581,109)	(206,243,205)	(2,399,340)	(156,772,101)
Net decrease	(1,445,916)	$(115,794,419)	(1,176,279)	$(76,834,423)
Class S:
Shares sold	69,536	$5,219,421	92,431	$5,817,385
Dividends reinvested	39,066	3,100,714	4,917	321,992
Shares redeemed	(89,041)	(6,803,625)	(95,484)	(6,014,035)
Net increase	19,561	$1,516,510	1,864	$125,342

NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended December 31, 2017 and the year ended December 31, 2016 were as follows:

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2017	DECEMBER 31, 2016
Alger Capital Appreciation Portfolio
Distributions paid from:
Ordinary Income	$4,070,913	$928,459
Long-term capital gain	28,195,178	4,170,641
Total distributions paid	$32,266,091	$5,099,100

As of December 31, 2017 the components of accumulated gains (losses) on tax basis were as follows:

Alger Capital Appreciation Portfolio
Undistributed ordinary income	$4,210,075
Undistributed long-term gains	16,922,026
Net accumulated earnings	21,132,101
Capital loss carryforwards	—
Net unrealized appreciation	141,395,488
Total accumulated earnings	$162,527,589

At December 31, 2017, the Portfolio, for federal income tax purposes, had no capital loss carryforwards and no capital loss carryforwards were utilized in 2017.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operation losses and real estate investment trusts and partnership investments sold by the Portfolio, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2017:

Alger Capital Appreciation Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(225,389)
Accumulated net realized gain (accumulated realized loss)	$225,390
Paid-in Capital	$(1)

NOTE 8 — Fair Value Measurements:
The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of December 31, 2017, the Portfolio has determined that presenting them by security type and sector is appropriate.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation
Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$92,555,528	$90,788,692	$1,766,836	—
Consumer Staples	8,786,530	8,786,530	—	—
Energy	9,639,610	9,639,610	—	—
Financials	42,834,434	42,834,434	—	—
Health Care	61,780,887	61,780,887	—	—
Industrials	40,556,733	40,556,733	—	—
Information Technology	216,300,261	216,062,867	—	$237,394
Materials	26,323,673	26,323,673	—	—
Telecommunication Services	1,871,068	1,871,068	—	—
TOTAL COMMON STOCKS	$500,648,724	$498,644,494	$1,766,836	$237,394
MASTER LIMITED PARTNERSHIP
Financials	3,786,077	3,786,077	—	—
PREFERRED STOCKS
Health Care	1,199,655	—	—	1,199,655
Information Technology	1,094,277	—	—	1,094,277
TOTAL PREFERRED
STOCKS	$2,293,932	—	—	$2,293,932
REAL ESTATE INVESTMENT TRUST
Real Estate	11,679,107	11,679,107	—	—
TOTAL INVESTMENTS IN
SECURITIES	$518,407,840	$514,109,678	$1,766,836	$2,531,326

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Portfolio	Common Stocks
Opening balance at January 1, 2017	$251,019 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(6,718)
Included in net change in unrealized appreciation (depreciation) on investments	(6,907)
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2017	237,394
Net change in unrealized appreciation (depreciation) attributable to
investments still held at December 31, 2017	$(13,625)

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Portfolio	Corporate Bonds
Opening balance at January 1, 2017	$87,152
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(87)
Included in net change in unrealized appreciation (depreciation) on investments	(87,065)
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2017	—
Net change in unrealized appreciation (depreciation) attributable to
investments still held at December 31, 2017	$—

Alger Capital Appreciation Portfolio	Preferred Stocks
Opening balance at January 1, 2017	$2,606,720 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(426,933)
Included in net change in unrealized appreciation (depreciation) on investments	114,145
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2017	2,293,932
Net change in unrealized appreciation (depreciation) attributable to
investments still held at December 31, 2017	$(50,059)

Alger Capital Appreciation Portfolio	Warrants
Opening balance at January 1, 2017	$85,409
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(87,065)
Included in net change in unrealized appreciation (depreciation) on investments	1,656
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2017	—
Net change in unrealized appreciation (depreciation) attributable to
investments still held at December 31, 2017	$—
* Includes securities that are fair valued at $0.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31, 2017. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value
	December	Valuation	Unobservable		Weighted
	31, 2017	Methodology	Input	Input/ Range	Average
Alger Capital Appreciation Portfolio
Common Stocks	$237,394	Market	Market	N/A*	N/A
		Approach	Quotation
Preferred Stocks	2,293,932	Market	Time to Exit	2 years	N/A
		Approach	Volatility	77.9%	N/A
			Market Quotation	N/A	N/A

* The Portfolio utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a market quotation available to the Portfolio at December 31, 2017.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above. Generally, increases in revenue and
EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

On December 31, 2017, there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2017, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents:
Alger Capital Appreciation Portfolio	$1,277,326	—	$1,277,326	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the
Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative instruments throughout the period or as of December 31, 2017.

NOTE 10 — Risks:
As of December 31, 2017, the Portfolio invested a significant portion of its assets in securities in the Information Technology, Consumer Discretionary and Health Care sectors.
Changes in economic conditions affecting any of these sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities. The Portfolio is a diversified fund, and does not concentrate in any industry.
Sector and industry weightings will vary.

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the
Portfolio.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

The Portfolio may invest in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Portfolio may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Portfolio may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Portfolio to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Portfolio because the Portfolio or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended December 31, 2017. Purchase and sale transactions during the period were as follows:

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	December	Purchases/	Sales/		December	Interest	Realized	Unrealized	December
Security	31, 2016	Conversion	Conversion		31, 2017	Income	Gain (Loss)	App(Dep)	31, 2017
Alger Capital Appreciation Portfolio
Common Stocks
Choicestream, Inc.*	23,166	–	(23,166	)*	–	–	$(6,718)	$6,718	–
Preferred Stocks
Choicestream, Inc. ,
Series A*	199,768	–	(199,768	)*	–	–	(159,751)	159,751	–
Choicestream, Inc. ,
Series B*	445,303	–	(445,303	)*	–	–	(267,182)	4,453	–
Warrants
Choicestream, Inc. ,
6/22/26*	87,152	–	(87,152	)*	–	–	(87,065)	1,656	–
Corporate Bonds
Choicestream, Inc. ,
11.00%, 8/5/18*	87,152	–	(87,152	)*	–	$107	(87)	(87,065)	–
Total						$107	$(520,803)	$85,513	–

* The company was dissolved on December 20, 2017.

NOTE 12 — Subsequent Events:
Management of the Portfolio has evaluated events that have occurred subsequent to
December 31, 2017 through the issuance date of the financial statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Alger Capital Appreciation Portfolio and the Board of Trustees
of The Alger Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Alger Capital Appreciation Portfolio, one of the portfolios constituting The Alger Portfolios (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the
Alger Capital Appreciation Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
New York, New York
February 23, 2018

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable;
and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2017 and ending December 31, 2017.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
			Expenses		Expense
			Paid During		Ratio
		Ending	the Six		For the
	Beginning	Account	Months		Six Months
	Account	Value	Ended		Ended
	Value	December 31,	December 31,		December 31,
	July 1, 2017	2017	2017	(a)	2017	(b)
Alger Capital Appreciation Portfolio
Class I-2 Actual	$1,000.00	$1,124.80	$5.03		0.94%
Hypothetical(c)	1,000.00	1,020.47	4.79		0.94
Class S Actual	1,000.00	1,123.10	6.48		1.21
Hypothetical(c)	1,000.00	1,019.11	6.16		1.21

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

Trustees and Officers of the Fund
Information about the trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, Alger Global Growth Fund, The Alger
Institutional Funds, The Alger Funds and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management").
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with		Officer	Overseen
the Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE
Hilary M. Alger (56)	Director of Development, Pennsylvania Ballet	2003	24
	2004-2013; Associate Director of Development,
	College of Arts and Science and Graduate School,
	University of Virginia 1999-2003.
NON-INTERESTED
TRUSTEE

Charles F. Baird, Jr. (64)	Managing Director of North Castle Partners,	2000	24
	a private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (72)	Associate Vice President for Principal Gifts	2000	24
	and Senior Associate Dean for Development
	in the Faculty of Arts and Sciences at Harvard
	University; Formerly Deputy Director of the
	Harvard College Fund.
Stephen E. O'Neil (84)	Attorney. Private Investor since 1981. Formerly of	1986	24
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (55)	Associate Professor of Law since January 2006	2007	24
	(Assistant Professor 2000-2005), Zicklin School
	of Business, Baruch College, City University of
	New York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of	1986	24
M. D. (79)	the Board of the Manhattan Institute (non-
	profit policy research) since 1988; Formerly Co-
	Chairman, Special Projects Committee, Memorial
	Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with		Officer	Overseen
the Fund	Principal Occupations	Since	by Trustee
OFFICERS
Hal Liebes (53)	Executive Vice President, Chief Operating Officer	2005	N/A
President	and Secretary of Alger Management and Alger
	Inc. ; Director since 2006 of Alger Management,
	Alger Inc. and Analyst Resources, Inc.
Tina Payne (43)	Senior Vice President, General Counsel and	2017	N/A
Secretary, Chief Compliance	Chief Compliance Officer of Alger Management
Officer	since 2017. Formerly, Senior Vice President and
	Associate General Counsel, Cohen & Steers
	Capital Management, from 2007 to 2017.
Lisa A. Moss (52)	Senior Vice President and Assistant General	2006	N/A
Assistant Secretary	Counsel of Alger Management.
Christopher E. Ullman (32)	Associate Counsel of Alger Management since	2016	N/A
Assistant Secretary	2016. Formerly, Associate, Legal and Compliance,
	BlackRock from 2015 to 2016; Compliance
	Associate, Bridgewater Associates, from 2013 to
	2014; and full-time student from 2010 to 2013.
Michael D. Martins (52)	Senior Vice President of Alger Management.	2005	N/A
Treasurer
Anthony S. Caputo (62)	Vice President of Alger Management.	2007	N/A
Assistant Treasurer
Sergio M. Pavone (56)	Vice President of Alger Management.	2007	N/A
Assistant Treasurer

The Statement of Additional Information contains additional information about the Fund’s
Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 12, 2017, the Trustees, including the
Independent Trustees, unanimously approved renewal with respect to the Alger Capital
Appreciation Portfolio (the “Portfolio”) of the Investment Advisory Agreement (the
“Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger
Inc.”), from their relationship with the Portfolio, and (iv) the extent to which economies of scale would be realized if and as the Portfolio grows and whether the fee levels in the
Agreement reflected such economies of scale. These materials included a presentation and analysis of the Portfolio and Alger Management’s services by FUSE Research Network
LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance
Officer and having no other material relationship with Alger Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Portfolio.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided to the Portfolio by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from quarterly meetings with and presentations by Portfolio investment management and distribution personnel), and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Portfolio. The Trustees reviewed the background and experience of
Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Portfolio. They also considered the resources and practices of Alger Management in managing the Portfolio, as well as
Alger Management's overall investment management business. They noted especially Alger
Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by FUSE, the characteristics of the Portfolio had been consistent with those of a growth-oriented fund. They also noted that during the year Alger
Management had continued its ongoing efforts to strengthen its investment management team through strategic hires, realignment of portfolio management responsibilities, and similar measures. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Portfolio are considerable. They also noted
that certain administrative, compliance, reporting and accounting services necessary for the

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

conduct of the Fund's affairs with respect to the Portfolio are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement
between the Fund and Alger Management. The Trustees considered the strengthened legal, control and compliance environment at Alger Management and within the Fund and Alger
Management’s ongoing implementation of a firm-wide cybersecurity facility, including software and hardware installations, extensive security procedures and intensive personnel training.

Investment Performance of the Portfolio. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed the Portfolio’s returns for the year-to-date (at June 30, 2017), second-quarter of 2017, 1-, 3-, and 5-year and longer periods to the extent available (and its year-by-year returns) , and compared them with benchmark and peer-group data for the same periods. They also consulted supplemental performance data through July 31, 2017. They noted that while the Portfolio’s returns for the year to date ended June 30, 2017 were above or just at (depending upon share class) the median for its peers and surpassed the Portfolio’s benchmark for that period as well as one year and the quarter ended June 30, 2017, they had fallen into the quartile below the peer median for the quarter and the full year, indicating recent strength against the benchmark but mixed recent results against the Portfolio’s peers. Representatives of
Alger Management discussed with the Trustees the recent performance of the Portfolio.
Throughout, the Trustees were mindful of conditions and trends in the current market in equity securities, including growth stocks, and their impact on the performance and assets of the Fund. On the basis of these discussions and their review, the Trustees determined that the performance of the Portfolio was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed the Portfolio's management fee and expense ratios and compared them with a group of comparable funds. In order to assist the Trustees in this comparison,
FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the
Portfolio’s advisory fee significantly exceeded the peer median, falling in the top quartile.
Similarly, the expense ratios for the Portfolio’s two share classes placed in the top quartile above the peer medians; in that regard, the Trustees noted that one class’s assets were relatively modest in amount, so that the class may have suffered somewhat in overall comparison with its peers, and that the ratios may have been distorted because of a somewhat inappropriate peer group. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by five other types of clients, specifically mutual funds for which Alger Management was sub-adviser, other pooled investment vehicles (including UCITS and hedge funds), separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all five cases the fees were of doubtful relevance for purposes of comparison with those of the Portfolio because of the differences in services provided by Alger Management to

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

those types of clients as opposed to the Portfolio, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory
Agreement to Alger Management and its affiliates with respect to the Portfolio, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on the Portfolio's profitability to Alger Management and its affiliates for the year ended June 30, 2017. After discussing with representatives of FUSE the expense-allocation practices, which FUSE reported to be consistent with accepted industry practice, used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’
relationships with the Portfolio had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the
Portfolio and its operations is such that Alger Management is likely to realize economies of scale in the management of the Portfolio at some point as (and if) it grows in size. In that connection, they noted that the applicable advisory fee schedule in the Agreement includes fee reductions for the Portfolio at specified Portfolio asset levels (“breakpoints”); this has the effect of lowering the Portfolio’s overall management fee as the Portfolio grows past a breakpoint, thus sharing with the Portfolio’s shareholders economies of scale achieved by
Alger Management in managing the growing Portfolio.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Portfolio. They noted that
Alger Management maintains soft-dollar arrangements in connection with the Portfolio’s brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Portfolio for the twelve months through June 30, 2017, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Portfolio under the Fund Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Portfolio’s equity brokerage and receives shareholder servicing fees from the Portfolio as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Portfolio. As to other benefits received, the Trustees determined that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision regarding renewal, with respect to the
Portfolio, of the Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

• The Board concluded that the nature, extent and quality of the services provided

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

to the Portfolio by Alger Management are adequate and appropriate.
• The Board determined that the Portfolio’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the
Portfolio was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Portfolio.
• The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Portfolio as (and if) it grew in size and determined that the fee breakpoints in the Agreement provided a means by which Alger Management would share the benefits of such economies with Portfolio shareholders.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to the Portfolio that renewal of the Investment
Advisory Agreement was in the best interests of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does	Can you limit
personal information	Alger share?	this sharing?
For our everyday business	Yes	No
purposes — such as to process your
transactions, maintain your account(s),
respond to court orders and legal
investigations, or report to credit bureaus
For our marketing purposes — to	Yes	No
offer our products and services to you
For joint marketing with other	No	We don’t share
financial companies
For our affiliates’ everyday	Yes	No
business purposes — information about
your transactions and experiences
For our affiliates’ everyday	No	We don’t share
business purposes — information about
your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies.
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Portfolios’ securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form
N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarter. The Portfolio’s Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a
10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Fund will communicate with these service providers to confirm that they understand the Portfolios’ policies and procedures regarding such disclosure.
This agreement must be approved by the Portfolio’s Chief Compliance Officer, President,
Secretary or Assistant Secretary.

THE ALGER PORTFOLIOS | Alger Capital Appreciation Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Portfolio. Such information will include, but not be limited to, relative weightings and characteristics of the
Portfolio’s holdings versus its peers or an index (such as P/E (or price to book) ratio EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, breakdown of High
Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Portfolio at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger Capital
Appreciation Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

CapAppAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2017	$31,100
December 31, 2016	$30,800

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

December 31, 2017	$4,850
December 31, 2016	$4,800

d) All Other Fees:
December 31, 2017	$1,952
December 31, 2016	$1,920

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

December 31, 2017	$224,414 , €94,197
December 31, 2016	$219,975 , €93,631

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Capital Appreciation Portfolio

By: /s/Hal Liebes

Hal Liebes

President

Date: February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: February 21, 2018

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: February 21, 2018